SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported:  September 21, 1998

Southern Natural Gas Company
(Exact name of registrant as specified in its charter)

Delaware                     1-2745                63-0196650
(State of                    (Commission           (IRS Employer
Incorporation)               File Number)        Identification No.)

AmSouth-Sonat Tower
Birmingham, Alabama                                35203
(Address of Principal Executive Offices)         (Zip Code)

Registrant's telephone number, including area code:
205-325-7410


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Item  5.       Other Events.

On September 21, 1998, Southern Natural Gas Company (the "Company") entered into an Underwriting Agreement, in the form attached hereto as Exhibit 1, with the Underwriters named therein with respect to the issue and sale by the Company of $100,000,000 aggregate principal amount of its 6.125% Notes due September 15, 2008 (the "Notes"), registered under its Registration Statement on Form S-3 (No. 333-47959) (the "Registration Statement"). The Notes will be issued under the Indenture dated as of June 1, 1987, as supplemented by the First Supplemental Indenture dated as of September 30, 1997, between the Company and The Chase
Manhattan Bank, formerly known as Chemical Bank, as successor by merger to Manufactures Hanover Trust Company and Chemical Bank, as Trustee, in the form incorporated by reference herein as Exhibits 4-(1) and 4-(2), respectively, hereto.



Item 7.        Financial Statements, Pro Forma Financial
               Information and Exhibits

The Index to Exhibits to this Report is incorporated herein by reference.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          Southern Natural Gas Company




                                            By:      /s/ James J. Cleary
                                                   James J. Cleary
                                                   Executive Vice President and
                                                     General Counsel


Dated:  September 24, 1998

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                          SOUTHERN NATURAL GAS COMPANY
                           CURRENT REPORT ON FORM 8-K

                               INDEX TO EXHIBITS


Exhibit
No.            Exhibit

1*         Form of Underwriting Agreement, dated September 21, 1998

4-(1) Indenture, dated as of June 1, 1987, between the Company and The Chase Manhattan Bank, formerly known as Chemical Bank, as successor by merger to Manufacturers Hanover Trust Company, as Trustee, incorporated by reference herein form Exhibit 4-(1) to Registration Statement No. 33-47266, dated July 31, 1987

4-(2) First Supplemental Indenture dated as of September 30, 1997 between the Company and the Trustee, incorporated by reference herein from
           Exhibit 4-(2) to the Company's Current Report on Form 8-K dated September 25, 1997

4-(3)*     Form of Note

12*        Computation of Ratio of Earnings to Fixed Charges

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*   Filed herewith